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                                    SELIGMAN

                                   [GRAPHIC]


                                    SELIGMAN

                                   HIGH-YIELD

                                   BOND SERIES



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                SEEKING MAXIMUM CURRENT INCOME BY INVESTING IN A
             DIVERSIFIED PORTFOLIO OF HIGH-YIELDING CORPORATE BONDS

                         JUNE 30, 1997 o MID-YEAR REPORT

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OVER THE LONG TERM -- J. & W. SELIGMAN & CO. INCORPORATED

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TIME IS THE TEST

     In an industry that has changed dramatically in recent years, it's comforting to know that stability, tradition, and consistent professional service can still be found in an investment management firm.

     J. & W. Seligman & Co. Incorporated has been providing financial services for more than 130 years. From its beginning, Seligman has followed a long-term approach to making money for its clients, by managing investment products and services of the highest quality. Today, Seligman manages the Seligman Group of Funds, which offers investors more than 50 investment options.

A PLACE IN HISTORY

     Established in 1864, Seligman played a major role in the geographical expansion and industrial development of the United States. The firm helped finance the westward path of the railroads and the building of the Panama Canal.
In the late 1800s and early 1900s, the firm was instrumental in financing the fledgling automobile and steel industries. Seligman also participated in the original underwritings for some of the nation's most prominent companies, including General Motors, Victor Talking Machine, United Artists Theater
Circuit, and Maytag. In 1929, Seligman introduced Tri-Continental Corporation -- which today is the nation's largest diversified closed-end investment company.
In 1930,  Seligman began managing its first mutual fund,  Broad Street Investing
Co., now known as Seligman Common Stock Fund.

[PHOTO OF THE FOLLOWING INDIVIDUALS OMITTED:]
JAMES, JESSE, AND JOSEPH SELIGMAN

SELIGMAN HIGH-YIELD BOND SERIES

     Seligman High-Yield Bond Series was introduced on March 11, 1985, with the objective of maximizing current income for its shareholders. Seligman High-Yield
Bond Series invests in high-yield, higher-risk, medium- and lower-quality corporate bonds. Astute professional management has been key to the Fund's success -- employing a highly disciplined approach to controlling the risks inherent in investing in lower-rated corporate issues.

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TABLE OF CONTENTS

To the Shareholders ......................................  1
Interview with Your Portfolio Manager ....................  2
Performance Overview .....................................  4
Portfolio Overview .......................................  6
Portfolio of Investments .................................  8
Statement of Assets and Liabilities ...................... 12
Statement of Operations .................................. 13
Statements of Changes in Net Assets ...................... 14
Notes to Financial Statements ............................ 15
Financial Highlights ..................................... 17
Report of Independent Auditors ........................... 19
Trustees and Executive Officers .......................... 20
Glossary of Financial Terms .............................. 21


"Management applies stringent investment disciplines in selecting appropriate bonds for the portfolio. These disciplines focus on fundamental credit and equity analysis, which is intended to protect the portfolio against potential downgrades or defaults on bonds held."
                                                                --FRED E. BROWN,
                                                                   FUND CHAIRMAN
                                                                       1985-1988

"Your portfolio continues to maintain its conservative investment strategy by seeking out and targeting high-yielding bonds of companies whose credit characteristics place them primarily within the upper tier of high-yield issues."
                                                            --WILLIAM C. MORRIS,
                                                                   FUND CHAIRMAN
                                                                    1989-PRESENT
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TO THE SHAREHOLDERS

   Seligman High-Yield Bond Series has performed well thus far in 1997, maintaining an attractive yield despite volatility in the high-yield market. The
Fund's total return of 5.40% based on the net asset value of Class A shares was in line with the 5.66% total return of its peers, as measured by the Lipper
High-Yield Bond Fund Index. Additional information on the Fund's investment results appears on page 4.

   The high-yield asset class continues to become an important investment in the fixed-income realm, attracting an ever-increasing number of institutional and mutual fund investors. High-yield domestic bonds now represent approximately 23% of the total US corporate bond market. The record number of offerings thus far in 1997 and the continued strong demand for high-yield issues are evidence of the growing prominence of the high-yield asset class. The increased demand has provoked a greater number of "overbought" initial public offerings, meaning that the high level of demand drove the prices of the new issues to a premium. In this environment, the Fund was very selective in reviewing new offerings, and remained focused on finding the best value in the marketplace. The Fund continues to invest in domestic companies that we believe have good prospects.
The portfolio has been constructed to find the best call protection and the highest yields available in securities issued by companies in attractive business areas.

   While the difference in yields between the high-yield market and Treasury bonds has narrowed, we believe that the strong underlying fundamentals of the high-yield marketplace, including the historically low default rates, make investments in this area attractive. The long-term outlook for the US economy and financial markets remains positive, which generally supports the continued performance of the high-yield marketplace and individual issuers. Therefore, the outlook for the marketplace as a whole and for your Fund is quite good.

   We welcome Jeanne Cruz to the Seligman High-Yield Team. Ms. Cruz provides specialized knowledge in consumer products, retailers, and restaurants. This addition to the Fund's investment team should help it meet the challenges of investing in the growing high-yield marketplace.

   We are pleased to introduce your redesigned Shareholder Report. This change is part of a corporate effort to enhance the overall clarity and quality of all communications to our Shareholders. We hope you find the additional information contained herein helpful.

   We thank you for your continued support of Seligman High-Yield Bond Series, and look forward to serving your investment needs in the many years to come.

   A discussion with your Portfolio Manager and information on the Fund's performance and investments follow this letter.

By order of the Trustees,


/s/ William C. Morris
----------------------
    William C. Morris
    Chairman


                                                               /s/ Brian T. Zino
                                                              ------------------
                                                                   Brian T. Zino
                                                                       President

August 1, 1997

                                                                            ----
                                                                               1
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INTERVIEW WITH YOUR PORTFOLIO MANAGER, DANIEL J. CHARLESTON

Q.  HOW DID SELIGMAN HIGH-YIELD BOND SERIES PERFORM IN THE LAST SIX MONTHS?

A. The Fund performed well in the first half of the year as it achieved an attractive current yield while realizing modest price appreciation. The Fund posted a total return of 5.40% based on the net asset value of Class A shares, which was in line with the 5.84% total return of the Merrill Lynch
    High-Yield Master Index, a benchmark for the high-yield marketplace, and the 5.66% total return of the Lipper High-Yield Bond Fund Index, a benchmark of the Fund's peers.

Q.  WHAT WAS YOUR INVESTMENT STRATEGY?

A. The investment strategy remains consistent. As always, we underweight cyclical and zero coupon bonds, and avoid the emerging markets, distressed, and defaulted issues. Although these types of bonds performed well in the first half of the year, we believe that defensive, domestic, cash-paying bonds return more with less volatility over the long term. As for individual issues, we look for predictable cash flow, adequate ability to cover interest payments, good call protection, and, of course, high relative value.

Q.  WHICH ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE IN THE
    FIRST HALF OF 1997?

A. Overall, the Fund and the high-yield market performed well in the last six months. The market recovered quickly from the Federal Reserve Board's decision to increase the federal funds rate in March. In the second quarter, it became clear that the economy was slowing and that chances of further Fed intervention were remote. The healthy growth of the economy and the low inflation environment supported cash flows and led to few defaults, which aided the high-yield market's performance.

Q.  WHAT CHANGES WERE MADE TO THE FUND'S PORTFOLIO?

A. As mentioned earlier, we have maintained our investment strategy. We continue to build a solid core of bonds in the cable, gaming, and telecommunications industries, and have rounded out the portfolio with a variety of other non-cyclical industries. Portfolio turnover was relatively modest in the first half of the year.

Q.  HOW DO YOU VIEW THE CABLE TV SECTOR?

A. Our aim in cable is to invest in those companies with the best prospects for growing cash flow. We buy both large multiple systems operators (MSOs) and smaller cable companies, but all have solid growth prospects that translate to improving credit ratings. Among the MSOs, we look for those with large concentrations of customers in densely populated urban areas and upgraded systems which provide customers with the highest level of cable television service. These characteristics imply stable cash flow, and, when coupled with attractive programming assets, MSOs have cash flow growth. Comcast and Cablevision Systems are two of our favorites.

       Demographics are the key to our selection of smaller cable companies.
    Here again we look for large concentrations of customers and upgraded systems. Although these operators service smaller areas, this is acceptable if the household formation rate is strong (a growing number of people are moving into the area). Two companies that fit these criteria are Intermedia
    Capital Partners and Charter

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A TEAM APPROACH

Seligman High-Yield Bond Series is managed by the Seligman High-Yield Team, headed by Daniel J. Charleston. Mr. Charleston is assisted by seasoned research professionals who are responsible for evaluating companies in specific industry groups. Mr. Charleston draws on his team to select companies whose bonds have the potential for high yields at acceptable levels of investment risk consistent with the Fund's objective.

[GRAPHIC OMITTED - PHOTOGRAPH OF THE INDIVIDUALS LISTED BELOW:]

SELIGMAN HIGH-YIELD TEAM: (FROM LEFT) TIMOTHY FINN,
BRIAN HESSEL, JEANNE CRUZ, (SEATED) DANIEL J. CHARLESTON
(PORTFOLIO MANAGER)
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2
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INTERVIEW WITH YOUR PORTFOLIO MANAGER, DANIEL J. CHARLESTON

    Communications Southeast, both of which are located in Sun Belt states and have been adding subscribers much more quickly than the average.

       Recently, Microsoft invested $1 billion in Comcast, which we view as a ringing endorsement for broadband telecommunications. The battle with the phone companies will come eventually, but first the phone companies must spend billions of dollars installing sophisticated new systems to compete with the cable industry's systems.

Q.  WHAT IS HAPPENING IN GAMING?

A.  You have to look at each gaming market separately -- Las Vegas, Atlantic
    City, and the smaller jurisdictions. The Las Vegas market is further segmented by local and tourist casinos. Both are expanding rapidly. Las
    Vegas is now the nation's largest destination resort city in America, which is good for the tourist casinos, and one of the fastest growing cities in the US, which is good for the local casinos. On the tourist side, we like the Aztar-owned Tropicana which, although it is not the most glamorous casino, has a terrific location on the same intersection as the newly-opened
    New York-New York and several other popular casinos. As for local casinos, the Fund's Coast Hotels & Casinos holdings have performed well, having strong market share in the local segment of the Las Vegas market.

       In Atlantic City, the market has firmed up considerably. The competitive
    "bus wars" appear to have ended and the casinos are once again reporting solid cash flow margins. Aztar has benefited from the improved conditions in Atlantic City, and we have had excellent results in the Fund's Trump holdings.

       Within emerging jurisdictions, we have some exposure to Casino Magic and Casino America in Bossier City, Louisiana. We visited Bossier City in May, and both companies appear to be well positioned in that jurisdiction.
    Admittedly, these represent some of the more speculative investments in the portfolio.

       We remain positive on gaming in general and continue to monitor the results closely.

Q.  WHO DO YOU LIKE IN TELECOMMUNICATIONS?

A. In the telecommunications sector, we like to invest in companies that sell directly to small- and medium-sized business customers, own their own facilities, and offer their customers superior service and attractively-priced products. Companies in the competitive local exchange carrier (CLEC) business, such as Brooks Fiber Properties, Intermedia
    Communications of Florida, and NEXTLINK Communications, offer their business customers a bundled package of local, long distance, data, and Internet services at prices 10% to 15% below those of the regional Bell operating companies (RBOCs). And because these companies have installed state-of-the-art fiber networks and switches, the customers are getting good value for their dollars.

       In a matter of only a few years, some CLECs have captured as much as 20% market share from the RBOCs in certain markets. With a $100 billion local market opportunity to go after, we believe the CLECs will be successful in taking market share away from the RBOCs in the same way that the likes of MCI, Sprint, and WorldCom took more than 45% of AT&T's long distance market share in the last 10 years.

Q.  WHICH OTHER INDUSTRIES AFFECTED THE FUND'S PERFORMANCE?

A. We increased our paging exposure in the second quarter, which has worked out nicely. Here, Mobile Telecommunication Technologies has performed particularly well. We also like outdoor advertising companies such as Outdoor Systems and Adams Outdoor Advertising, which face increasing demand as the billboard supply is limited. We have also seen good results in record storage companies. This is a rapidly consolidating industry with Pierce
    Leahy and Iron Mountain leading the way. Finally, the Fund owns the issues of the leaders in the rapidly consolidating radio broadcasting industry, including SFX Broadcasting, Chancellor Radio, Evergreen Media, and Capstar
    Broadcasting.

Q.  WHAT IS THE OUTLOOK?

A. We will remain fully invested and will maintain the core holdings in cable, gaming, and telecommunications. We expect issuers to stay healthy with the strong economy. On the demand side, strong inflows into high-yield mutual funds, the increasing popularity of collateralized bond obligations -- a relatively new financial instrument -- and increased pension fund allocations to high-yield bode well for the asset class.

                                                                            ----
                                                                               3
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PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS*
FOR PERIODS ENDED JUNE 30, 1997
                                                                                   AVERAGE ANNUAL
                                                          ----------------------------------------------------------------
                                                                                                    CLASS B      CLASS D
                                                                                                     SINCE        SINCE
                                                 SIX         ONE            FIVE         10        INCEPTION    INCEPTION
                                               MONTHS        YEAR           YEARS       YEARS       4/22/96      9/21/93
                                             ----------   ----------       -------     -------      -------   ------------
CLASS A
With Sales Charge                               0.42%        8.46%         12.30%       11.03%         n/a         n/a
Without Sales Charge                            5.40        13.84          13.41        11.57          n/a         n/a

CLASS B
With CDSL+                                     (0.15)        7.97            n/a          n/a         8.68%        n/a
Without CDSL                                    4.85        12.97            n/a          n/a        11.98         n/a

CLASS D
With 1% CDSL                                    3.85        11.97            n/a          n/a          n/a         n/a
Without CDSL                                    4.85        12.97            n/a          n/a          n/a       11.19%

LIPPER HIGH-YIELD BOND FUND INDEX**             5.66        14.24          11.14         9.77        12.87++      9.65+++

MERRILL LYNCH HIGH-YIELD MASTER INDEX**         5.84        14.30          11.60        11.41        13.41++     10.24+++

NET ASSET VALUE
                      JUNE 30, 1997      DECEMBER 31, 1996     JUNE 30, 1996
                      -------------    --------------------    -------------
CLASS A                   $7.29                $7.25               $7.05
CLASS B                    7.29                 7.26                7.05
CLASS D                    7.29                 7.26                7.05

DIVIDEND AND YIELD INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 1997
                        DIVIDENDS              YIELD#
                      ------------            ------
CLASS A                  $0.3388                8.41%
CLASS B                   0.3108                8.07
CLASS D                   0.3108                8.07

The securities in which the Fund invests are subject to greater risk of loss of principal and interest than are higher-rated investment grade bonds. Investors should carefully assess the risks associated with an investment in this Fund.

-------------------
   * Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Return figures for
     Class A shares are calculated with and without the effect of the initial
     4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load
     ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter.
     Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase.
     Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
  ** The Lipper High-Yield Bond Fund Index and the Merrill Lynch High-Yield
     Master Index are unmanaged indices that assume investment of dividends, and do not reflect fees or sales charges. Investors cannot invest directly in an index.
   + The CDSL is 5% for periods of one year or less, and 4% since inception.
  ++ From April 30, 1996.
 +++ From September 30, 1993.
   # Current yield representing the annualized yield for the 30-day period ended
     June 30, 1997, has been computed in accordance with SEC regulations and will vary.

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4
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PERFORMANCE OVERVIEW

[THE FOLLOWING TABLES REPRESENT GRAPHS IN THE PRINTED PIECE]
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GROWTH OF AN ASSUMED $10,000
INVESTMENT IN CLASS A SHARES
JUNE 30, 1987, TO JUNE 30, 1997

SELIGMAN HIGH-YIELD BOND FUND, INC. - CLASS A

          DATE                          AMOUNT
          ----                          ------

          6/30/87                      $ 9,525* - INITIAL AMOUNT INVESTED
          9/30/87                        9,248
         12/31/87                        9,637
          3/31/88                       10,099
          6/30/88                       10,335
          9/30/88                       10,481
         12/31/88                       10,734
          3/31/89                       10,938
          6/30/89                       11,357
          9/30/89                       11,363
         12/31/89                       11,146
          3/31/90                       10,731
          6/30/90                       11,100
          9/30/90                       10,626
         12/31/90                       10,335
          3/31/91                       11,598
          6/30/91                       12,234
          9/30/91                       13,019
         12/31/91                       13,508
          3/31/92                       14,744
          6/30/92                       15,171
          9/30/92                       16,002
         12/31/92                       16,219
          3/31/93                       17,355
          6/30/93                       18,086
          9/30/93                       18,405
         12/31/93                       19,332
          3/31/94                       19,215
          6/30/94                       19,197
          9/30/94                       19,283
         12/31/94                       19,483
          3/31/95                       20,496
          6/30/95                       21,765
          9/30/95                       22,770
         12/31/95                       23,519
          3/31/96                       24,460
          6/30/96                       25,004
          9/30/96                       26,098
         12/31/96                       27,005
          3/31/97                       26,800
          6/30/97                      $28,464 - TOTAL VALUE AT JUNE 30, 1997

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GROWTH OF AN ASSUMED $10,000
INVESTMENT IN CLASS B SHARES
APRIL 22, 1996+, TO JUNE 30, 1997

SELIGMAN HIGH-YIELD BOND FUND, INC. - CLASS B

                     DATE               AMOUNT
                     ----               ------
                   04/22/96             $10,000 - INITIAL AMOUNT INVESTED
                   06/30/96              10,127
                   09/30/96              10,565
                   12/31/96              10,911
                   03/31/97              10,792
                   06/30/97             $11,440** - TOTAL VALUE AT JUNE 30, 1997




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GROWTH OF AN ASSUMED $10,000
INVESTMENT IN CLASS D SHARES
SEPTEMBER 21, 1993+, TO JUNE 30, 1997

SELIGMAN HIGH-YIELD BOND FUND, INC. - CLASS D

                    DATE                 AMOUNT
                    ----                 ------
                  09/21/93              $10,000 - INITIAL AMOUNT INVESTED
                  09/30/93               10,030
                  12/31/93               10,453
                  03/31/94               10,381
                  06/30/94               10,342
                  09/30/94               10,360
                  12/31/94               10,422
                  03/31/95               10,937
                  06/30/95               11,588
                  09/30/95               12,100
                  12/31/95               12,472
                  03/31/96               12,965
                  06/30/96               13,209
                  09/30/96               13,780
                  12/31/96               14,232
                  03/31/97               14,078
                  06/30/97              $14,922 - TOTAL VALUE AT JUNE 30, 1997

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These charts reflect the growth of a $10,000 investment for a 10-year period for
Class A shares and since inception for Class B and Class D shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

The securities in which the Fund invests are subject to greater risk of loss of principal and interest than are higher-rated investment grade bonds. Investors should carefully assess the risks associated with an investment in this Fund.

-------------------
 * Net of the 4.75% maximum initial sales charge.
** Excludes the effect of the 4% CDSL.
 + Inception date.

                                                                            ----
                                                                               5
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PORTFOLIO OVERVIEW

DIVERSIFICATION OF ASSETS
JUNE 30, 1997


                                                                                     PERCENT OF NET ASSETS
                                                                                     ---------------------
                                                                                        JUNE 30,   DEC. 31,
                                         ISSUES       COST                 VALUE          1997      1996
                                         ------  --------------       --------------     -----      ----
SHORT-TERM HOLDINGS AND OTHER
 ASSETS LESS LIABILITIES ............         1  $   58,307,072       $   58,307,072       4.5       4.4
                                            ---  --------------       --------------     -----     -----
CORPORATE BONDS, CONVERTIBLE ISSUES, AND
PREFERRED STOCKS:
  ADVERTISING .......................         2      11,621,438           11,930,000       0.9        --
  AEROSPACE .........................        --              --                   --        --       0.8
  AUTOMOTIVE AND RELATED ............         1       6,124,375            6,255,000       0.5        --
  BROADCASTING ......................         9      87,265,703           93,203,250       7.2       5.2
  CABLE SYSTEMS .....................        14     177,689,104          171,582,250      13.2      15.9
  CELLULAR ..........................         5      50,699,995           52,652,500       4.0       4.1
  CHEMICALS .........................         2      22,595,000           23,406,250       1.8       2.0
  COMPUTER AND RELATED SERVICES .....         2      41,355,786           43,450,000       3.3       3.0
  CONSUMER PRODUCTS .................        13      81,084,413           83,154,094       6.4       4.1
  CONTAINERS ........................         2      17,840,637           18,543,750       1.4       2.1
  ENERGY ............................         4      20,843,000           21,439,050       1.6       0.9
  ENVIRONMENTAL SERVICES ............        --              --                   --       --        1.1
  EQUIPMENT .........................         2      14,294,744           14,442,225       1.1        --
  FINANCIAL SERVICES ................         2      20,070,979           20,950,000       1.6       1.1
  FOOD ..............................         4      33,697,138           34,245,775       2.6       3.3
  FUNERAL ...........................         1       6,673,288            7,117,500       0.6       0.9
  GAMING/HOTEL ......................         9     140,057,542          147,775,450      11.4      12.7
  HEALTH CARE/MEDICAL PRODUCTS ......         4      38,039,723           40,372,500       3.1       4.1
  INDUSTRIAL ........................        --              --                   --        --       0.6
  LEISURE ...........................         5      33,813,833           35,006,350       2.7       1.3
  MANUFACTURING .....................         3      12,422,463           13,301,300       1.0       2.1
  METALS ............................         2      28,218,596           28,173,000       2.2       2.5
  PAGING ............................         3      51,084,432           50,431,250       3.9       3.0
  PAPER AND PACKAGING ...............         3      32,841,405           33,738,305       2.6       2.5
  PUBLISHING ........................         2      21,965,962           23,657,500       1.8       1.5
  RECORD STORAGE ....................         2      19,367,687           20,115,000       1.6       1.4
  RESTAURANTS .......................         1       5,012,375            5,025,000       0.4        --
  RETAILING .........................         2      19,522,875           20,135,625       1.6       1.1
  SUPERMARKETS ......................         2      30,320,575           31,602,500       2.4       4.5
  TECHNOLOGY ........................         3      18,071,144           18,545,156       1.4        --
  TELECOMMUNICATIONS ................        18     127,327,006          135,036,305      10.3      10.8
  TEXTILES ..........................         1       5,031,719            5,075,000       0.4        --
  THEATERS ..........................         1      14,974,840           15,900,000       1.2       0.9
  UTILITIES .........................         1      15,698,543           17,512,500       1.3       2.1
                                            ---  --------------       --------------     -----     -----
                                            125   1,205,626,320        1,243,774,385      95.5      95.6
                                            ---  --------------       --------------     -----     -----
NET ASSETS...........................       126  $1,263,933,392       $1,302,081,457     100.0     100.0
                                            ===  ==============       ==============     =====     =====

LARGEST PORTFOLIO HOLDINGS
AT JUNE 30, 1997

SECURITY                                                                 VALUE
----------                                                           -----------
Trump Atlantic City Funding 11 1/4%, 5/1/2006 ..................     $24,500,000
IXCCommunications 12 1/2%, 10/1/2005 ...........................      22,800,000
Coast Hotels & Casinos 13%, 12/15/2002 .........................      22,450,000
Casino America 12 1/2%, 8/1/2003 ...............................      22,154,000
Cablevision Systems 10 1/2%, 5/15/2016 .........................      22,100,000
Intermedia Capital Partners IV 11 1/4%, 8/1/2006 ...............      21,900,000
Unisys 12%, 4/15/2003 ..........................................      21,750,000
Unisys 11 3/4%, 10/15/2004 .....................................      21,700,000
Mobile Telecommunication Technologies 13 1/2%, 12/15/2002 ......      21,200,000
Trump Hotels & Casino Resorts Funding 15 1/2%, 6/15/2005 .......      20,970,000

----
6

================================================================================
PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS


                                                        SHARES OR PRINCIPAL AMOUNT
                                                       ------------------------------
                                                                           HOLDINGS
ADDITIONS                                               INCREASE           6/30/97
------------                                           -----------       ------------
PREFERRED STOCKS:
Sinclair Capital 11 5/8% ...........................       100,000 shs.      100,000 shs.
CORPORATE BONDS:
Affinity Group 11%, 4/1/2007 .......................   $11,500,000       $11,500,000
Casino America 12 1/2%, 8/1/2003 ...................    13,700,000        21,200,000
Central Tractor 10 5/8%, 4/1/2007 ..................    10,000,000        10,000,000
Crown Paper 11%, 9/1/2005 ..........................    15,000,000        15,000,000
Heartland Wireless Communications 14%, 10/15/2004 ..    11,400,000        20,000,000
Paging Network 10%, 10/15/2008 .....................    17,500,000        17,500,000
TCI Satellite Entertainment 10 7/8%, 2/15/2007 .....    20,000,000        20,000,000
Unisys 11 3/4%, 10/15/2004 .........................    10,000,000        20,000,000
Williams Scotsman 9 7/8%, 6/1/2007 .................    12,500,000        12,500,000

                                                                            HOLDINGS
REDUCTIONS                                                DECREASE           6/30/97
-----------                                              ----------         --------
CORPORATE BONDS:
Allbritton Communications 11 1/2%, 8/15/2004 .......   $ 5,000,000                --
Allied Waste North America 10 1/4%, 12/1/2006 ......     8,500,000                --
Comcast UKCable Partners 0% (11.20%), 11/15/2007 ...    10,000,000                --
Grand Union 12%, 9/1/2004 ..........................    12,500,000                --
IMO Industries 11 3/4%, 5/1/2006 ...................     5,050,000                --
Omnipoint 11 5/8%, 8/15/2006 .......................    10,000,000                --
Rogers Communications 10 7/8%, 4/15/2004 ...........     7,500,000                --
Silgan 11 3/4%, 6/15/2002 ..........................     6,500,000                --
Stuart Entertainment 12 1/2%, 11/15/2004 ...........     6,500,000                --
UNC 11%, 6/1/2006 ..................................     6,000,000                --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

[THE FOLLOWING TABLE REPRESENTS A GRAPHIC BAR CHART.]

LARGEST INDUSTRIES
AT JUNE 30, 1997

--------------------------------------------------------------------------------

                                                PERCENT OF
  INDUSTRY                  VALUE               NET ASSETS
  --------                  ------              ----------

CABLE SYSTEMS            $171,582,250             13.2%
GAMING/HOTEL             $147,775,450             11.4%
TELECOMMUNICATIONS       $135,036,305             10.3%
BROADCASTING             $ 93,203,250              7.2%
CONSUMER PRODUCTS        $ 83,154,094              6.4%

--------------------------------------------------------------------------------

                                                                            ----

================================================================================

PORTFOLIO OF INVESTMENTS
June 30, 1997
                                            PRINCIPAL
                                             AMOUNT
                                           OR WARRANTS                VALUE
                                           -----------                -----
CORPORATE BONDS  90.9%

ADVERTISING  0.9%
ADAMS OUTDOOR ADVERTISING
 10 3/4%, DUE 3/15/2006                 $    7,500,000           $    8,025,000
OUTDOOR SYSTEMS 8 7/8%,
 DUE 6/15/2007*                              4,000,000                3,905,000
                                                                 --------------
                                                                     11,930,000
                                                                 --------------
AUTOMOTIVE AND RELATED 0.5%
PETRO STOPPING CENTERS 10 1/2%,
 DUE 2/1/2007*                               6,000,000                6,255,000
                                                                 --------------
BROADCASTING  3.8%
ALLBRITTON COMMUNICATIONS
 9 3/4%+ DUE 11/30/2007                      7,500,000                7,350,000
CAPSTAR BROADCASTING 0%
 (12 3/4%+), DUE 2/1/2009*                  15,000,000                9,675,000
PAXSON COMMUNICATIONS
 11 5/8%, DUE 10/1/2002                     15,000,000               16,312,500
SFX BROADCASTING
 10 3/4%, DUE 5/15/2006                     15,000,000               16,200,000
                                                                 --------------
                                                                     49,537,500
                                                                 --------------
CABLE SYSTEMS  13.2%
AMERICAN TELECASTING
 (Warrants expiring 8/15/2000)                   5,000 wts.               5,000
CABLEVISION SYSTEMS
 10 1/2%, DUE 5/15/2016                 $   20,000,000               22,100,000
CHARTER COMMUNICATIONS
SOUTHEAST 11 1/4%,
 DUE 3/15/2006                              15,000,000               16,237,500
CHARTER COMMUNICATIONS
SOUTHEAST HOLDINGS
 0% (14%+), DUE 3/15/2007                   20,000,000               13,600,000
COMCAST 10 5/8%,
 DUE 7/15/2012                              16,500,000               19,635,000
ECHOSTAR 12 1/2%,
 DUE 7/1/2002*                               8,550,000                8,507,250
HEARTLAND WIRELESS
COMMUNICATIONS
 14%, DUE 10/15/2004                        20,000,000                8,100,000
INTERMEDIA CAPITAL PARTNERS IV
 11 1/4%, DUE 8/1/2006                      20,000,000               21,900,000
NTL 0% (11 1/2%+),
 DUE 2/1/2006                               10,000,000                6,975,000
NTL 10%, DUE 2/15/2007*                     10,000,000               10,225,000
ROGERS CABLESYSTEMS 11%,
 DUE 12/1/2015                              16,000,000               17,520,000
TCI SATELLITE ENTERTAINMENT
 10 7/8%, DUE 2/15/2007*                    20,000,000               20,200,000
WIRELESS ONE 13%,
 DUE 10/15/2003                             10,500,000                6,562,500
WIRELESS ONE (Warrants
 expiring 10/15/2000)                           15,000 wts.             15,000
                                                                 --------------
                                                                    171,582,250
                                                                 --------------
CELLULAR  4.0%
CENTENNIAL CELLULAR
 10 1/8%, DUE 5/15/2005                $     9,500,000                9,903,750
COMMNET CELLULAR
 11 1/4%, DUE 7/1/2005                       6,500,000                7,523,750
DOBSON COMMUNICATIONS
 11 3/4%, DUE 4/15/2007                      7,500,000                7,312,500
PRICELLULAR WIRELESS
 0% (12 1/4%+), DUE 10/1/2003               10,000,000                9,450,000
PRICELLULAR WIRELESS
 10 3/4%, DUE 11/1/2004                     17,500,000               18,462,500
                                                                 --------------
                                                                     52,652,500
                                                                 --------------
CHEMICALS  1.8%
NL INDUSTRIES 11 3/4%,
 DUE 10/15/2003                              9,000,000                9,843,750
TEXAS PETROCHEMICALS
 11 1/8%, DUE 7/1/2006                      12,500,000               13,562,500
                                                                 --------------
                                                                     23,406,250
                                                                 --------------
COMPUTER AND RELATED
SERVICES  3.3%
UNISYS 12%,
 DUE 4/15/2003                              20,000,000               21,750,000
UNISYS 11 3/4%,
 DUE 10/15/2004                             20,000,000               21,700,000
                                                                 --------------
                                                                     43,450,000
                                                                 --------------
CONSUMER PRODUCTS  6.4%
AMERICAN PAD & PAPER 13%,
 DUE 11/15/2005                              5,000,000                5,825,000
ANCHOR ADVANCED PRODUCTS
 11 3/4%, DUE 4/1/2004*                      8,000,000                8,520,000
BERRY PLASTICS 12 1/4%,
 DUE 4/15/2004                                 500,000                  553,750
FRENCH FRAGRANCES 10 3/8%,
 DUE 5/15/2007*                              6,500,000                6,727,500
LEINER HEALTH PRODUCTS
 9 5/8%, DUE 7/10/2007*                      1,275,000                1,295,719
LESLIE'S POOLMART 10 3/8%,
 DUE 7/15/2004*                              3,500,000                3,587,500
NORTH ATLANTIC TRADING 11%,
 DUE 6/15/2004*                              5,000,000                5,087,500

----------
See footnotes on page 11.

----
8

================================================================================

PORTFOLIO OF INVESTMENTS
June 30, 1997

                                            PRINCIPAL
                                             AMOUNT                   VALUE
                                           -----------                -----
CONSUMER PRODUCTS (continued)
RENAISSANCE COSMETICS 11 3/4%,
 DUE 2/15/2004                          $    6,250,000           $    6,593,750
RIDDELL SPORTS 10 1/2%,
 DUE 7/15/2007*                              5,350,000                5,497,125
RYDER TRS 10%,
 DUE 12/1/2006                              10,000,000               10,350,000

SPINNAKER INDUSTRIES
 10 3/4%, DUE 10/15/2006                    12,500,000               12,656,250
SYRATECH 11%,
 DUE 4/15/2007                               9,000,000                9,618,750
WILLIAM CARTER 10 3/8%,
 DUE 12/1/2006                               6,500,000                6,841,250
                                                                 --------------
                                                                     83,154,094
                                                                 --------------
CONTAINERS  1.4%
PLASTIC CONTAINERS 10%,
 DUE 12/15/2006*                            10,000,000               10,500,000
US CAN 10 1/8%,
 DUE 10/15/2006                              7,500,000                8,043,750
                                                                 --------------
                                                                     18,543,750
                                                                 --------------
ENERGY  1.6%
ABRAXAS PETROLEUM 11 1/2%,
 DUE 11/1/2004*                              8,000,000                8,680,000
ICO 10 3/8%,
 DUE 6/1/2007*                               5,000,000                5,162,500
PACALTA RESOURCES 10 3/4%,
 DUE 6/15/2004*                              5,000,000                5,087,500
TRANSAMERICAN ENERGY
 11 1/2%, DUE 6/15/2002*                     2,580,000                2,509,050
                                                                 --------------
                                                                     21,439,050
                                                                 --------------
EQUIPMENT  1.1%
EV INTERNATIONAL 11%,
 DUE 3/15/2007*                              1,765,000                1,879,725
WILLIAMS SCOTSMAN 9 7/8%,
 DUE 6/1/2007*                              12,500,000               12,562,500
                                                                 --------------
                                                                     14,442,225
                                                                 --------------
FINANCIAL SERVICES  1.6%
AMRESCO 10%,
 DUE 3/15/2004                              10,000,000               10,200,000
DOLLAR FINANCIAL GROUP
 10 7/8%, DUE 11/15/2006                    10,000,000               10,750,000
                                                                 --------------
                                                                     20,950,000
                                                                 --------------
FOOD  2.4%
AMERIKING 10 3/4%,
 DUE 12/1/2006                              10,000,000               10,475,000
GORGES/QUIK-TO-FIX FOODS
 11 1/2%, DUE 12/1/2006                     10,000,000               10,350,000
INTERNATIONAL HOME FOODS
 10 3/8%, DUE 11/1/2006                     10,000,000               10,350,000
                                                                 --------------
                                                                     31,175,000
                                                                 --------------
FUNERAL  0.6%
PRIME SUCCESSION ACQUISITION
 10 3/4%, DUE 8/15/2004                      6,500,000                7,117,500
                                                                 --------------
GAMING/HOTEL  11.4%
ALLIANCE GAMING 12 7/8%,
 DUE 6/30/2003                               6,500,000                7,377,500
AZTAR 13 3/4%,
 DUE 10/1/2004                              15,000,000               17,175,000
CASINO AMERICA 12 1/2%,
 DUE 8/1/2003                               21,200,000               22,154,000
CASINO MAGIC OF LOUISIANA
 13%, DUE 8/15/2003*                         7,000,000                5,950,000
COAST HOTELS & CASINOS
 13%, DUE 12/15/2002                        20,000,000               22,450,000
SHOWBOAT 13%,
 DUE 8/1/2009                                8,660,000               10,023,950
SHOWBOAT MARINA CASINO
PARTNERSHIP 13 1/2%,
 DUE 3/15/2003                              15,000,000               17,175,000
TRUMP ATLANTIC CITY
FUNDING 11 1/4%,
 DUE 5/1/2006                               25,000,000               24,500,000
TRUMP HOTELS & CASINO RESORTS
FUNDING 15 1/2%,
 DUE 6/15/2005                              18,000,000               20,970,000
                                                                 --------------
                                                                    147,775,450
                                                                 --------------
HEALTH CARE/MEDICAL
PRODUCTS  3.1%
DADE INTERNATIONAL 11 1/8%,
 DUE 5/1/2006                               10,000,000               11,225,000
GRAPHIC CONTROLS 12%,
 DUE 9/15/2005                               5,500,000                6,160,000
IMED 9 3/4%,
 DUE 12/1/2006*                             12,500,000               12,750,000
PARACELSUS HEALTHCARE
 10%, DUE 8/15/2006                         10,000,000               10,237,500
                                                                 --------------
                                                                     40,372,500
                                                                 --------------
LEISURE  2.7%
AFFINITY GROUP HOLDING
 11%, DUE 4/1/2007*                         11,500,000               12,103,750
AMF GROUP 10 7/8%,
 DUE 3/15/2006                               3,560,000                3,862,600
AMF GROUP 0% (12 1/4%+),
 DUE 3/15/2006                              10,000,000                7,162,500

----------
See footnotes on page 11.
                                                                            ----

================================================================================

PORTFOLIO OF INVESTMENTS
June 30, 1997

                                            PRINCIPAL
                                             AMOUNT                   VALUE
                                           -----------                -----
LEISURE (continued)
PREMIER PARKS 12%,
 DUE 8/15/2003                          $    6,000,000           $    6,690,000
PREMIER PARKS 9 3/4%,
 DUE 1/15/2007                               5,000,000                5,187,500
                                                                 --------------
                                                                     35,006,350
                                                                 --------------
MANUFACTURING  1.0%
BLUE BIRD BODY 10 3/4%,
 DUE 11/15/2006                              3,050,000                3,255,875
BPC HOLDING 12 1/2%,
 DUE 6/15/2006                               6,500,000                7,117,500
INTERNATIONAL KNIFE & SAW
 11 3/8%, DUE 11/15/2006                     2,730,000                2,927,925
                                                                 --------------
                                                                     13,301,300
                                                                 --------------
METALS  2.2%
RENCO METALS 11 1/2%,
 DUE 7/1/2003                               15,000,000               16,125,000
ROYAL OAK MINES 11%,
 DUE 8/15/2006                              12,550,000               12,048,000
                                                                 --------------
                                                                     28,173,000
                                                                 --------------
PAGING  3.9%
MOBILE TELECOMMUNICATION
TECHNOLOGIES 13 1/2%,
 DUE 12/15/2002                             20,000,000               21,200,000
PAGING NETWORK 10%,
 DUE 10/15/2008                             17,500,000               16,887,500
PRONET 11 7/8%,
 DUE 6/15/2005                              12,500,000               12,343,750
                                                                 --------------
                                                                     50,431,250
                                                                 --------------
PAPER AND PACKAGING  2.0%
CROWN PAPER 11%,
 DUE 9/1/2005                               15,000,000               15,075,000
S.D. WARREN 12%,
 DUE 12/15/2004                             10,000,000               11,175,000
                                                                 --------------
                                                                     26,250,000
                                                                 --------------
PUBLISHING  1.8%
PETERSEN PUBLISHING
 11 1/8%, DUE 11/15/2006                    15,000,000               16,800,000
VON HOFFMANN PRESS 10 3/8%,
 DUE 5/15/2007*                              6,500,000                6,857,500
                                                                 --------------
                                                                     23,657,500
                                                                 --------------

RECORD STORAGE    1.6%
IRON MOUNTAIN 10 1/8%,
 DUE 10/1/2006                               3,000,000                3,210,000
PIERCE LEAHY 11 1/8%,
 DUE 7/15/2006                              15,540,000               16,905,000
                                                                 --------------
                                                                     20,115,000
                                                                 --------------
RESTAURANTS      0.4%
AFC ENTERPRISES 10 1/4%,
 DUE 5/15/2007*                              5,000,000                5,025,000
                                                                 --------------
RETAILING        1.6%
CENTRAL TRACTOR 10 5/8%,
 DUE 4/1/2007                               10,000,000               10,400,000
COLE NATIONAL GROUP
 9 7/8%, DUE 12/31/2006                      9,250,000                9,735,625
                                                                 --------------
                                                                     20,135,625
                                                                 --------------
SUPERMARKETS     2.4%
JITNEY-JUNGLE STORES OF AMERICA
 12%, DUE 3/1/2006                          16,000,000               17,900,000
PATHMARK STORES 11 5/8%,
 DUE 6/15/2002                              13,500,000               13,702,500
                                                                 --------------
                                                                     31,602,500
                                                                 --------------
TECHNOLOGY       1.4%
THERMA-WAVE 10 5/8%,
 DUE 5/15/2004*                              7,000,000                7,455,000
VIASYSTEMS 9 3/4%,
 DUE 6/1/2007*                               6,500,000                6,630,000
WAVETEK 10 1/8%,
 DUE 6/15/2007*                              4,325,000                4,460,156
                                                                 --------------
                                                                     18,545,156
                                                                 --------------
TELECOMMUNICATIONS  9.9%
BROOKS FIBER PROPERTIES
 0% (10 7/8%+), DUE 3/1/2006                11,000,000                7,548,750
BROOKS FIBER PROPERTIES
 10%, DUE 6/1/2007*                          2,600,000                2,645,500
FONOROLA 12 1/2%,
 DUE 8/15/2002                               7,500,000                8,362,500
GLOBALSTAR 11 1/4%,
 DUE 6/15/2004*                              2,570,000                2,422,225
ICG HOLDINGS 0% (11 5/8%+),
 DUE 3/15/2007*                             11,500,000                6,785,000
INTERMEDIA COMMUNICATIONS
OF FLORIDA 13 1/2%,
 DUE 6/1/2005                               10,500,000               12,862,500

----------
See footnotes on page 11.

----
10

================================================================================

PORTFOLIO OF INVESTMENTS
June 30, 1997
                                            PRINCIPAL
                                             AMOUNT
                                           OR WARRANTS                VALUE
                                           -----------                -----
TELECOMMUNICATIONS (continued)
INTERMEDIA COMMUNICATIONS OF
FLORIDA 0% (12 1/2%)+,
 DUE 5/15/2006                          $   10,000,000           $    6,925,000
INTERMEDIA COMMUNICATIONS OF
 FLORIDA (WARRANTS EXPIRING
 6/1/2000)*                                      4,000 wts.             150,000
ITC DELTACOM, INC. 11%,
 DUE 6/1/2007*                          $    5,000,000                5,106,250
IXC COMMUNICATIONS
 12 1/2%, DUE 10/1/2005                     20,000,000               22,800,000
NEXTLINK COMMUNICATIONS
 12 1/2%, DUE 4/15/2006                     15,000,000               16,125,000
POWERTEL 11 1/8%
 DUE 6/1/2007*                               3,445,000                3,479,450
QWEST COMMUNICATIONS
INTERNATIONAL 10 7/8%,
 DUE 4/1/2007*                               5,000,000                5,475,000
SPRINT SPECTRUM 11%,
 DUE 8/15/2006                              15,000,000               16,650,000
TALTON HOLDINGS 11%,
 DUE 6/30/2007*                              5,000,000                5,050,000
VERIO 13 1/2%, DUE 6/15/2004*                7,000,000                7,087,500
                                                                 --------------
                                                                    129,474,675
                                                                 --------------
TEXTILES    0.4%
ANVIL KNITWEAR 10 7/8%,
 DUE 3/15/2007*                              5,000,000                5,075,000
                                                                 --------------
THEATERS    1.2%
PLITT THEATERS 10 7/8%,
 DUE 6/15/2004                              15,000,000               15,900,000
                                                                 --------------
UTILITIES   1.3%
MIDLAND COGENERATION VENTURE
 11 3/4%, DUE 7/23/2005                     15,000,000               17,512,500
                                                                 --------------
TOTAL CORPORATE BONDS
(COST $1,149,789,731)                                             1,183,987,925
                                                                 --------------

                                             SHARES
                                           OR WARRANTS                VALUE
                                           -----------                -----
PREFERRED STOCKS   4.2%

BROADCASTING  3.0%
CAPSTAR BROADCASTING
 PARTNERSHIP 12%*                               60,000 shs.      $    6,075,000
CHANCELLOR RADIO 12%*                          100,000               11,425,000
SFX BROADCASTING 12 5/8%                       100,000               10,825,000
SINCLAIR CAPITAL 11 5/8%*                      100,000               10,600,000
                                                                 --------------
                                                                     38,925,000
                                                                 --------------
FOOD  0.2%
AMERIKING 13%                                  108,700                3,070,775
                                                                 --------------
PAPER AND PACKAGING  0.6%
S.D. WARREN 14%                                173,140                7,488,305
                                                                 --------------
TELECOMMUNICATIONS  0.4%
NEXTLINK COMMUNICATIONS 14%                    103,538                5,461,630
NEXTLINK COMMUNICATIONS*                       100,000 wts.             100,000
                                                                 --------------
                                                                      5,561,630
                                                                 --------------
TOTAL PREFERRED STOCKS
(COST $51,536,589)                                                   55,045,710
                                                                 --------------
CONVERTIBLE PREFERRED
STOCKS  0.4%
(Cost $4,300,000)

BROADCASTING  0.4%
EVERGREEN MEDIA 6%*                             86,000 shs.           4,740,750
                                                                 --------------
SHORT-TERM HOLDINGS  1.9%
(COST $24,000,000)                                                   24,000,000
                                                                 --------------
TOTAL INVESTMENTS  97.4%
(COST $1,229,626,320)                                             1,267,774,385


OTHER ASSETS LESS
LIABILITIES  2.6%                                                    34,307,072
                                                                 --------------
NET ASSETS  100.0%                                               $1,302,081,457
                                                                 ==============
-------------
* Rule 144A security.
+ Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
See Notes to Financial Statements.

                                                                            ----

=========================================================================================

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997


ASSETS:
INVESTMENTS, AT VALUE:
  Long-term Holdings (Cost $1,205,626,320)...........    $1,243,774,385
  Short-term Holdings (Cost $24,000,000).............        24,000,000    $1,267,774,385
                                                         --------------
Cash ..................................................................         6,348,601
Receivable for interest and dividends .................................        26,354,902
Receivable for Shares of Beneficial Interest sold .....................        14,841,799
Receivable for securities sold ........................................         8,006,059
Expenses prepaid to shareholder service agent .........................           177,040
Other .................................................................           410,127
                                                                           --------------
TOTAL ASSETS ..........................................................     1,323,912,913
                                                                           --------------
LIABILITIES:
Payable for securities purchased ......................................        13,464,914
Dividends Payable .....................................................         4,071,271
Payable for Shares of Beneficial Interest repurchased..................         2,352,756
Accrued expenses, taxes, and other ....................................         1,942,515
                                                                           --------------
TOTAL LIABILITIES .....................................................        21,831,456
                                                                           --------------
NET ASSETS ............................................................    $1,302,081,457
                                                                           ==============
COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par (unlimited shares
authorized; $.001 par value; 178,592,147 shares outstanding):
  Class A .............................................................    $       77,057
  Class B .............................................................            47,620
  Class D .............................................................            53,915
Additional paid-in capital ............................................     1,275,205,310
Undistributed net investment income ...................................            71,094
Accumulated net realized loss .........................................       (11,521,604)
Net unrealized appreciation of investments ............................        38,148,065
                                                                           --------------
NET ASSETS ............................................................    $1,302,081,457
                                                                           ==============

NET ASSET VALUE PER SHARE:
CLASS A ($561,700,100 / 77,057,219 SHARES) ............................             $7.29
                                                                                    =====
CLASS B ($347,208,004 / 47,619,628 SHARES) ............................             $7.29
                                                                                    =====
CLASS D ($393,173,353 / 53,915,300 SHARES) ............................             $7.29
                                                                                    =====

----------
See Notes to Financial Statements.

----
12

========================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997

INVESTMENT INCOME:
Interest ..............................................  $53,820,313
Dividends .............................................    1,366,010
                                                          ----------
TOTAL INVESTMENT INCOME ............................................         $55,186,323

EXPENSES:
Distribution and service fees .........................    3,417,342
Management fee ........................................    3,347,410
Shareholder account services ..........................      981,171
Registration ..........................................      160,129
Custody and related services ..........................       90,000
Auditing and legal fees ...............................       38,268
Shareholder reports and communications ................       29,645
Trustees' fees and expenses ...........................        9,243
Miscellaneous .........................................       21,514
                                                          ----------
TOTAL EXPENSES .....................................................           8,094,722
                                                                              ----------
NET INVESTMENT INCOME ..............................................          47,091,601

NET REALIZED AND UNREALIZED
GAIN (LOSS)ON INVESTMENTS:
Net realized loss on investments ......................   (8,154,393)
Net change in unrealized appreciation of investments ..   16,272,852
                                                          ----------
NET GAIN ON INVESTMENTS ............................................           8,118,459
                                                                             -----------
INCREASE IN NET ASSETS FROM OPERATIONS .............................         $55,210,060
                                                                             ===========

----------
See Notes to Financial Statements.

                                                                                    ----
                                                                                      13

===========================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS
                                                                                             ENDED           YEAR ENDED
                                                                                         JUNE 30, 1997    DECEMBER 31, 1996
                                                                                         -------------    -----------------
OPERATIONS:
Net investment income ..........................................................         $  47,091,601      $ 45,266,028
Net realized gain (loss) on investments ........................................            (8,154,393)        8,372,099
Net change in unrealized appreciation of investments ...........................            16,272,852        13,819,543
                                                                                         -------------      ------------
INCREASE IN NET ASSETS FROM OPERATIONS .........................................            55,210,060        67,457,670
                                                                                         -------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .....................................................................          (22,501,467)       (27,035,063)
   Class B .....................................................................          (10,359,301)        (3,418,270)
   Class D .....................................................................          (14,159,739)       (14,812,695)
                                                                                         -------------      ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ......................................          (47,020,507)       (45,266,028)
                                                                                         -------------      ------------

                                                               SHARES
                                                 ----------------------------------
                                                  SIX MONTHS
                                                     ENDED           YEAR ENDED
                                                 JUNE 30, 1997    DECEMBER 31, 1996
                                                 -------------    -----------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:*
Net proceeds from sale of shares:
   Class A .....................................  23,709,862          33,317,666           171,255,409       236,713,393
   Class B .....................................  27,206,283          20,232,066           196,596,476       144,036,057
   Class D .....................................  19,143,565          24,388,635           138,520,632       173,325,163
Shares issued in payment of dividends:
   Class A .....................................   1,660,864           1,948,207            11,996,186        13,828,199
   Class B .....................................     647,100             192,948             4,674,051         1,378,143
   Class D .....................................   1,208,293           1,287,945             8,727,915         9,145,648
Exchanged from associated Funds:
   Class A .....................................   6,892,048          13,049,554            49,484,791        92,654,186
   Class B .....................................   1,789,195             480,781            12,842,539         3,420,798
   Class D .....................................   3,386,155           4,652,741            24,420,582        32,988,466
                                                  ----------          ----------         -------------      ------------
Total ..........................................  85,643,365          99,550,543           618,518,581       707,490,053
                                                  ----------          ----------         -------------      ------------
Cost of shares repurchased:
   CLASS A .....................................  (6,142,920)         (7,112,332)          (44,262,217)      (50,385,557)
   Class B .....................................    (875,395)           (214,512)           (6,303,642)       (1,530,923)
   Class D .....................................  (3,689,660)         (2,819,462)          (26,590,382)      (20,024,403)
Exchanged into associated Funds:
   Class A .....................................  (5,355,037)        (11,079,755)          (38,507,176)      (78,716,704)
   Class B .....................................  (1,541,442)           (297,396)          (11,108,774)       (2,104,964)
   Class D .....................................  (2,729,690)         (3,862,279)          (19,655,928)      (27,399,898)
                                                  ----------          ----------         -------------      ------------
Total .......................................... (20,334,144)        (25,385,736)         (146,428,119)     (180,162,449)
                                                  ----------          ----------         -------------      ------------
INCREASE IN NET ASSETS FROM
TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST .......................................  65,309,221          74,164,807           472,090,462       527,327,604
                                                  ==========          ==========         -------------      ------------
INCREASE IN NET ASSETS .........................................................           480,280,015       549,519,246

NET ASSETS:
Beginning of period ............................................................           821,801,442       272,282,196
                                                                                        --------------      ------------
END OF PERIOD ..................................................................        $1,302,081,457      $821,801,442
                                                                                        ==============      ============

----------
* The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.

----
14

================================================================================

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman High-Yield Bond Series (the "Fund"), a series of Seligman High Income Fund Series, offers three classes of shares. All shares existing prior to September 21, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months after purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year after purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in bonds, stocks and convertible securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest, at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1997, distribution and service fees were the only class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 1997, amounted to $790,212,743 and $343,320,381, respectively.

    At June 30, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $55,298,150 and $17,150,085, respectively.

4. SHORT-TERM INVESTMENTS-- At June 30, 1997, the Fund owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the

                                                                            ----

================================================================================

NOTES TO FINANCIAL STATEMENTS

Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets, 0.55% per annum of the Fund's average daily net assets in excess of $1 billion. The management fee reflected in the Statement of Operations represents 0.64% per annum of the Fund's average daily net assets.

    Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $506,183 from sales of Class A shares, after commissions of $3,937,383 paid to dealers.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 1997, fees incurred aggregated $579,851, or 0.24% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the six months ended June 30, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $1,197,739 and $1,639,752, respectively.

    The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 1997, such charges amounted to $85,325.

    The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor, for the six months ended June 30, 1997, was $523,171.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1997, Seligman Services, Inc. received commissions of $18,430 from the sales of Fund shares. Seligman Services, Inc. also received distribution and service fees of $16,358, pursuant to the Plan.

    Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $981,171 for shareholder account services.

    Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in trustees' fees and expenses and the accumulated balance thereof at June 30, 1997, of $30,461 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

6. LOSS CARRYFORWARD -- At December 31, 1996, the Fund had a net loss carryforward for federal income tax purposes of $3,292,211, which is available for offset against future taxable net capital gains, expiring in various amounts through 2002. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

7. COMMITTED LINE OF CREDIT -- Effective July 23, 1997, the Fund entered into a $110 million committed line of credit facility with a group of banks. Borrowings pursuant to the credit facility will be subject to interest at a rate equal to the federal funds rate plus 0.50% per annum. The Fund will incur a commitment fee of 0.10% per annum on the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment will expire one year from the date of the agreement but is renewable with the consent of the participating banks.

----
16

================================================================================

FINANCIAL HIGHLIGHTS

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, using average shares outstanding.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

                                                                            CLASS A
                                               --------------------------------------------------------------
                                                   SIX
                                                  MONTHS                 YEAR ENDED DECEMBER 31,
                                                  ENDED     -------------------------------------------------
                                                  6/30/97    1996       1995      1994      1993      1992
                                               ----------    ----       ----      ----      ----      ----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ......        $7.25      $6.96      $6.35    $6.94    $6.42      $5.96
                                                   -----      -----      -----    -----    -----      -----
Net investment income .....................          .34        .69        .65      .65      .66        .69
Net realized and unrealized investment
 gain (loss) ..............................          .04        .29        .61     (.59)     .52        .46
                                                   -----      -----      -----    -----    -----      -----
INCREASE FROM INVESTMENT OPERATIONS .......          .38        .98       1.26      .06     1.18       1.15
Dividends paid or declared ................         (.34)      (.69)      (.65)    (.65)    (.66)      (.69)
                                                   -----      -----      -----    -----    -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE           .04        .29        .61     (.59)     .52        .46
                                                   -----      -----      -----    -----    -----      -----
NET ASSET VALUE, END OF PERIOD ............        $7.29      $7.25      $6.96    $6.35    $6.94      $6.42
                                                   =====      =====      =====    =====    =====      =====
TOTAL RETURN BASED ON NET ASSET VALUE:              5.40%     14.82%     20.72%    0.78%   19.19%     20.08%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ............         1.14%+     1.16%      1.09%    1.13%    1.20%      1.21%
Net investment income to average net assets         9.48%+     9.80%      9.73%    9.73%    9.68%     10.82%
Portfolio turnover ........................        34.44%    119.33%    173.39%  184.75%  193.91%    145.66%

NET ASSETS, END OF PERIOD
(000s omitted) ............................      $561,700   $408,303   $182,129  $59,033  $61,333    $40,802

----------
See footnotes on page 18.

                                                                                                          ----
                                                                                                            17

===================================================================================================================

FINANCIAL HIGHLIGHTS


                                          CLASS B                                  CLASS D
                                 ----------------------    --------------------------------------------------------
                                    SIX                       SIX
                                   MONTHS      4/22/96*      MONTHS          YEAR ENDED DECEMBER 31,        9/21/93*
                                   ENDED         TO          ENDED        ---------------------------         TO
                                  6/30/97     12/31/96       6/30/97      1996        1995      1994       12/31/93
                                 --------     ---------      --------     ----        ----      -----      --------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
BEGINNING OF PERIOD ..........   $     7.26   $     7.06    $   7.26   $     6.96  $    6.35  $     6.94  $    6.74
                                 ----------   ----------    --------   ----------  ---------  ----------  ---------
Net investment income ........          .31          .45         .31          .64        .60         .57        .12
Net realized and unrealized
investment gain (loss) .......          .03          .20         .03          .30        .61        (.59)       .20
                                 ----------   ----------    --------   ----------  ---------  ----------  ---------
INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS ........          .34          .65         .34          .94       1.21        (.02)       .32
Dividends paid or declared ...         (.31)        (.45)       (.31)        (.64)      (.60)       (.57)      (.12)
                                 ----------   ----------    --------   ----------  ---------  ----------  ---------
NET INCREASE (DECREASE) IN
NET ASSET VALUE ..............          .03          .20         .03          .30        .61        (.59)       .20
                                 ----------   ----------    --------   ----------  ---------  ----------  ---------
NET ASSET VALUE, END OF PERIOD   $     7.29   $     7.26    $   7.29   $     7.26  $    6.96  $     6.35  $    6.94
                                 ==========   ==========    ========   ==========  =========  ==========  =========
TOTAL RETURN BASED ON NET
ASSET VALUE:                          4.85%        9.11%       4.85%       14.10%     19.67%      (0.30)%     4.53%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets         1.90%+       1.90%+      1.90%+       1.92%      1.91%       2.19%      2.04%+
Net investment income to
average net assets ...........         8.72%+       9.11%+      8.72%+       9.02%      8.86%       8.68%      7.93%+
Portfolio turnover ...........        34.44%      119.33%++    34.44%      119.33%    173.39%     184.75%    193.91%+++
NET ASSETS, END OF PERIOD
(000s omitted) ...............   $   347,208  $   147,970   $ 393,173  $   265,528 $   90,153   $   9,249 $    2,375

----------
  *  Commencement of offering of shares.
  +  Annualized.
  ++ For the year ended December 31, 1996.
 +++ For the year ended December 31, 1993.
 See Notes to Financial Statements.

----
18

================================================================================

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

THE TRUSTEES AND SHAREHOLDERS,
SELIGMAN HIGH-YIELD BOND SERIES:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman High-Yield Bond Series as of June 30, 1997, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1996, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman High-Yield Bond Series as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/ Deloitte & Toche LLP
------------------------
DELOITTE & TOUCHE LLP
New York, New York
August 1, 1997

--------------------------------------------------------------------------------

                                                                            ----

================================================================================

TRUSTEES

--------------------------------------------------------------------------------

FRED E. BROWN
TRUSTEE EMERITUS
DIRECTOR AND CONSULTANT, J. & W. Seligman & Co.
   Incorporated

JOHN R. GALVIN 2
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
DIRECTOR OR TRUSTEE, Various Organizations

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co.
   Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3
DIRECTOR OR TRUSTEE, Various Organizations

JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
   Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Trustee Nominating Committee

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

William C. Morris
CHAIRMAN

Brian T. Zino
PRESIDENT

Daniel J. Charleston
VICE PRESIDENT

Lawrence P. Vogel
VICE PRESIDENT

Thomas G. Rose
TREASURER

Frank J. Nasta
SECRETARY

--------------------------------------------------------------------------------

----
20

================================================================================

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. The fund generates short-term capital gains when portfolio securities held for less than one year are sold at a profit. The fund generates long-term capital gains when portfolio securities held for one year or more are sold at a profit. Short-term capital gains are taxed as ordinary income. Long-term capital gains are taxed at the federal capital gains rate appropriate to the shareholder's tax bracket.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The increase in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. Assuming the same rate of return, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of the fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's shares can be purchased. The offering price is the current net asset value per share plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission, such as the fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SECURITIES AND EXCHANGE COMMISSION (SEC) -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Document that contains updated or more detailed information about a mutual fund and supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the maximum offering price of the stock.


----------
Adapted from the Investment Company Institute's 1996 MUTUAL FUND
FACT BOOK.


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                                                                              21

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FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450     Shareholder Services
(800) 445-1777     Retirement Plan
                   Services
(800) 622-4597     24-Hour Automated
                   Telephone Access
                   Service

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                        SELIGMAN FINANCIAL SERVICES, INC.
                                 an affiliate of
                             [GRAPHIC LOGO OMITTED]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017





               THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF
              SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING
              PROSPECTUS COVERING SHARES OF BENEFICIAL INTEREST OF
                 SELIGMAN HIGH-YIELD BOND SERIES, WHICH CONTAINS
            INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND
                OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY
                       BEFORE INVESTING OR SENDING MONEY.


TXHY3 6/97                                             Printed on Recycled Paper